UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2023 (May 23, 2023)

Merck & Co., Inc.
(Exact name of registrant as specified in its charter)

New Jersey	1-6571	22-1918501
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 East Lincoln Avenue
Rahway	New Jersey	07065
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code) (908) 740-4000

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.50 par value)	MRK	New York Stock Exchange
0.500% Notes due 2024	MRK 24	New York Stock Exchange
1.875% Notes due 2026	MRK/26	New York Stock Exchange
2.500% Notes due 2034	MRK/34	New York Stock Exchange
1.375% Notes due 2036	MRK 36A	New York Stock Exchange

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Shareholders of Merck & Co., Inc. (the "Company") was held on May 23, 2023.
(b)	Shareholders voted on the matters set forth below:

1.
The following nominees were elected to the Company’s Board of Directors to hold office until the Company’s next Annual Meeting of Shareholders and received the number of votes set forth opposite their names:

Names	Votes For	Votes Against	Abstentions	Broker Non-Votes	Percent of Votes Cast For
Douglas M. Baker, Jr.	1,831,441,722	33,955,060	4,441,078	303,475,463	98.17%
Mary Ellen Coe	1,831,352,905	33,590,197	4,894,758	303,475,463	98.19%
Pamela J. Craig	1,825,716,789	39,919,623	4,201,448	303,475,463	97.86%
Robert M. Davis	1,701,209,534	157,428,174	11,200,152	303,475,463	91.52%
Thomas H. Glocer	1,727,334,643	137,793,210	4,710,007	303,475,463	92.61%
Risa J. Lavizzo-Mourey, M.D.	1,817,190,279	48,426,594	4,220,987	303,475,463	97.40%
Stephen L. Mayo, Ph.D.	1,853,609,739	11,176,418	5,051,703	303,475,463	99.40%
Paul B. Rothman, M.D.	1,852,736,770	12,058,989	5,042,101	303,475,463	99.35%
Patricia F. Russo	1,606,388,270	258,957,288	4,492,302	303,475,463	86.11%
Christine E. Seidman, M.D.	1,852,721,080	12,244,549	4,872,231	303,475,463	99.34%
Inge G. Thulin	1,809,508,166	55,312,366	5,017,328	303,475,463	97.03%
Kathy J. Warden	1,823,144,498	41,748,693	4,944,669	303,475,463	97.76%
Peter C. Wendell	1,783,743,993	81,345,153	4,748,714	303,475,463	95.63%

2.	Non-binding advisory vote to approve the compensation of our named executive officers:

1,697,425,819	votes FOR

161,718,633	votes AGAINST

or an affirmative vote of 91.30% of the total votes cast.

10,693,408	shares abstained from voting.

303,475,463	broker non votes.

3.	Non-binding advisory vote to approve the frequency of future votes to approve the compensation of our named executive officers:

1,835,407,619	votes ONE YEAR

3,907,809	votes TWO YEARS

24,899,809	votes THREE YEARS

or an affirmative vote of 99.98% of the total votes cast.

5,622,623	shares abstained from voting.

303,475,463	broker non votes.

4.	Ratification of the appointment of the Company’s independent registered public accounting firm for 2023:

2,043,709,187	votes FOR

124,208,470	votes AGAINST

or an affirmative vote of 94.27% of the total votes cast.

5,395,666	shares abstained from voting.

5.	Shareholder proposal regarding business operations in China:

69,754,041	votes FOR

1,748,779,515	votes AGAINST

or an affirmative vote of 3.83% of the total votes cast.

51,304,304	shares abstained from voting.

303,475,463	broker non votes.

6.	Shareholder proposal regarding access to COVID-19 products:

574,496,614	votes FOR

1,264,355,494	votes AGAINST

or an affirmative vote of 31.24% of the total votes cast.

30,985,752	shares abstained from voting.

303,475,463	broker non votes.

7.	Shareholder proposal regarding indirect political spending:

134,569,780	votes FOR

1,706,198,205	votes AGAINST

or an affirmative vote of 7.31% of the total votes cast.

29,069,875	shares abstained from voting.

303,475,463	broker non votes.

8.	Shareholder proposal regarding patents and access:

571,866,383	votes FOR

1,266,959,770	votes AGAINST

or an affirmative vote of 31.09% of the total votes cast.

31,011,707	shares abstained from voting.

303,475,463	broker non votes.

9.	Shareholder proposal regarding a congruency report of partnerships with globalist organizations:

21,684,751	votes FOR

1,822,435,800	votes AGAINST

or an affirmative vote of 1.17% of the total votes cast.

25,717,309	shares abstained from voting.

303,475,463	broker non votes.

10.	Shareholder proposal regarding an independent board chairman:

604,053,803	votes FOR

1,258,675,075	votes AGAINST

or an affirmative vote of 32.42% of the total votes cast.

7,108,982	shares abstained from voting.

303,475,463	broker non votes.

A majority of the votes cast was required for all ten proposals to be approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merck & Co., Inc.

Date: May 26, 2023	By:	/s/ Kelly E. W. Grez
Kelly E. W. Grez
Corporate Secretary